FEDERAL SERVICE FOR INTELECTUAL PROPERTY, PATENTS AND TRADE MARKS
(ROSPATENT)

FEDERAL INSTITUTE OF INDUSTRIAL PROPERTY
30, Block 1 Berezhkovskaya Nab., Moscow G-59, GSP-5, 123995 Telephone 240-60-15 Telex 114818 PD× Fax 243-33-37

NOTIFICATION OF FILING AND REGISTRATION OF APPLICATION

15.12.2005	967582	2005732416
Date of Registration	Incoming No.	Registration No.

Application for Registration of Trade Mark (Trade Service) in Russian Federation

Mailing Address       Vladimir Nikolaevich Roslov
 Office 3323
 78 Profsoyuznaya Street
 Moscow 117393, Russia

To: Federal Government Authority for Intellectual Property
30, Block 1 Berezhkovskaya Nab., Moscow G-59, GSP-5, 123995

Application

I have filed the application and the below listed documents and you are kindly requested to have the mark designated herein registered in the name of the applicant.

APPLICANT

Royal Capital Management, Inc.        Country Code by WIPO Standard
325 Flower Lane, New Jersey 07751, USA      US

Patent Attorney         Vladimir Nikolaevich Roslov  Telephone 330-17-11
Patent Attorney No. 18     Fax 330-17-11
Office 3323
78 Profsoyuznaya Street
Moscow 117393, Russia

Description of the Mark

The mark represents a graphic element made in the form of a rectangular with the turned up upper right corner, and the contour of the rectangular is made by a double line forming a figured ‘pocket’ inside, the walls of which are associated with Latin letters ‘Z’ and ‘S’ being the initials of the developers of the mark. The Mark is made in black and grey tones and is designed to create associative links with a monogram on ancient silver. The mark is original and has a distinctive feature in relation to the products and services applied for.

No. of pages - 3
No. of documents for duty payment - 1
No. of photographs/pictures - 1

Name of Recipient Officer
(signature)
E.V.Kulikova

Products and/or services for which the mark registration is requested grouped by classes of the International Classification of Products and Services for Mark Registration

Class   Description

16   Materials for education (excluding instruments); Publications; Text-books
  41             Publishing books; Organization and holding of master classes (education); Organization and holding of seminars; Publishing of text materials (excluding advertising); Educational services
42   Installation of software; Development of software;
            Licensing of intellectual property subjects

List of Attached Documents

	No. of Documents	No. of Copies

Document for payment of duties in the stipulated amount	1	1
Set of photographs of the mark applied for	1	7
Power of attorney certifying the authorities of patent attorney	1	1

Signature

Date         (signature)               V.N. Roslov
December 14, 2005                     Patent Attorney No. 18